UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 7, 2005

(Date of earliest event reported)

TECH DATA CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-14625	59-1578329
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

5350 Tech Data Drive

Clearwater, Florida, 33760

(Address of principal executive offices)

727-539-7429

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

(a) Effective March 7, 2005, Tech Data Corporation entered into the Second Amended And Restated Credit Agreement (“Agreement”), an amendment to its Amended and Restated Credit Agreement dated as of May 2, 2003, and as further amended prior to the date hereof (the “Existing Credit Agreement”), pursuant to which the Lenders have made available to the Borrower a multicurrency revolving credit facility including a letter of credit subfacility and swing line subfacility. Parties to this Agreement are Bank of America, N.A., Citicorp USA, Inc., JPMorgan, Chase Bank, N.A., Scotiabanc Inc., SunTrust Bank, Wachovia Bank, National Association, BNP Paribas, Natexis Banques Populaires, U.S. Bank, National, Association, ABN AMRO Bank N.V., and Bayerische Hypo-und VereinsBank AG, New York Branch.

The terms of the Agreement have been amended to incorporate:

•	a change to the expiration of the Agreement from May 2006 to March 2010

•	modifications to the financial covenants providing additional financial flexibility for the company

(b) Effective March 7, 2005, Tech Data Corporation entered into an amendment to its Transfer And Administration Agreement dated as of May 19, 2000 (“Original Agreement”). Parties to the amendment are TECH DATA CORPORATION, as collection agent, TECH DATA FINANCE SPV, INC., as transferor, YC SUSI TRUST, (“SUSI Issuer”), LIBERTY STREET FUNDING CORP., (“Liberty”), AMSTERDAM FUNDING CORPORATION, (“AFC”), FALCON ASSET SECURITIZATION CORPORATION, (“Falcon”) and collectively with the SUSI Issuer, Atlantic, Liberty, and AFC, the “Class Conduits”), THE BANK OF NOVA SCOTIA, (“Scotia Bank”), as a Liberty Bank Investor and as agent for Liberty and the Liberty Bank Investors (in such capacity, the “Liberty Agent”), ABN AMRO BANK N.V., (“ABN AMRO”), as an AFC Bank Investor and as agent for AFC and the AFC Bank Investors (in such capacity, the “AFC Agent”), JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A.), (“JPMorgan Chase”), as a Falcon Bank Investor and as agent for Falcon and the Falcon Bank Investors (in such capacity, the “Falcon Agent”) and BANK OF AMERICA, NATIONAL ASSOCIATION, (“Bank of America”), as agent for the SUSI Issuer, Liberty, AFC, Falcon, the SUSI Issuer Bank Investors, the Liberty Bank Investors, the AFC Bank Investors and the Falcon Bank Investors (in such capacity, the “Administrative Agent”), as a SUSI Issuer Bank Investor, as agent for the SUSI Issuer and the SUSI Issuer Bank Investors (in such capacity, the “RCC Agent”).

The terms of the Original Agreement have been amended to incorporate:

•	Amendment Number 9 which modifies the terms of the financial covenants to align them with the changes to the financial covenants in the Second Amended And Restated Credit Agreement described in (a) above

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit 10-AAab - Second Amended and Restated Credit Agreement dated as of March 7, 2005 (including related Amended and Restated Guaranty Agreement and Increditor Agreement)

Exhibit 10-AAac - Amendment Number 9 to Transfer and Administration Agreement dated as of March 7, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

March 11, 2005	/s/ JEFFERY P. HOWELLS
Jeffery P. Howells
Executive Vice President &
Chief Financial Officer
Tech Data Corporation